Exhibit 99.1



UDR, Inc.

Opening doors to the future℠

Investor Presentation - Unencumbered Pool Supplement

June 2015

Elements – Seattle, WA
Unencumbered Wholly-Owned



Channel Mission Bay– San Francisco, CA
Unencumbered Wholly-Owned

CFO:
Tom Herzog
720.283.6139

Investor Relations:
Shelby Noble
720.922.6082

UNENCUMBERED POOL

Q1 2015 Unencumbered Pool Overview	
Unencumbered REO	$6.2 billion
Number of Communities	100
Number of Homes	27,122
Average Age	17 years
% of Total REO	73%

UNENCUMBERED POOL TRANSFORMATION SINCE 2009

- $3.0B increase in the Unencumbered Pool, all in Core Markets
- 73% of REO Unencumbered today versus 51% in 2009
- Average age reduced to 17 in 2015 from 23 in 2009
- REO/Home increased to $228k per home from $133k per home in 2009

	Unencumbered Pool 4Q 2009				Unencumbered Pool 1Q 2015			
	# of Communities	# of Homes	Average Age (in years)	Unencumbered REO 4Q09 ($M) (1)	# of Communities	# of Homes	Average Age (in years)	Unencumbered REO 1Q 2015 ($M) (1)
New York, NY	-	-	-	-	3	1,451	6	$1,015
Orange County, CA	6	1,332	25	292	8	3,426	14	931
Metropolitan DC	9	2,364	21	454	11	3,480	15	910
San Francisco, CA	9	1,646	30	306	7	1,795	14	637
Seattle, WA	3	739	26	190	9	1,581	11	528
Boston, MA	-	-	-	-	2	655	14	406
Los Angeles, CA	5	760	8	207	4	911	18	281
Tampa, FL	9	2,894	24	285	7	2,154	15	237
Monterey Peninsula, CA	7	1,565	39	151	9	2,021	38	229
Baltimore, MD	5	1,074	17	105	7	1,538	20	208
Orlando, FL	6	1,520	13	136	7	1,880	9	168
Dallas, TX	6	1,440	20	222	6	1,377	19	160
Nashville, TN	5	1,252	23	92	6	1,612	22	135
Richmond, VA	5	1,285	25	140	3	782	18	120
Austin, TX	1	250	19	27	3	883	12	86
Norfolk, VA	4	940	37	51	4	846	41	54
Inland Empire, CA	1	420	21	50	1	240	14	32
Other Mid-Atlantic	6	1,132	24	77	1	168	27	21
San Diego, CA	2	573	14	102	1	102	49	20
Portland, OR	-	-	20	-	1	220	26	19
Other Florida	7	2,053	16	173	-	-	-	-
Other Non-Core Markets	5	1,137	33	169	-	-	-	-
Total Unencumbered Pool	**101**	**24,376**	**23**	**$3,231**	**100**	**27,122**	**17**	**$6,194**


Waterscape – Seattle, WA
Unencumbered Wholly-Owned


27 Seventy Five Mesa Verde – Costa Mesa, CA
Unencumbered Wholly-Owned

(1) Defined as undepreciated book values of assets plus development and redevelopment cost to date.

UNENCUMBERED POOL

- **$6.2 BILLION UNENCUMBERED REO**

	# of Communities	# of Homes	Average Age (in years)	Annualized YTD NOI ($M) (1)	Unencumbered REO ($M) (3)	% of Total	Portfolio Total REO ($M) (2)
West Region							
Orange County, CA	8	3,426	14	$ 55.2	$ 931	77%	$ 1,208
San Francisco, CA	7	1,795	14	54.6	637	100%	637
Seattle, WA	9	1,581	11	28.1	528	87%	609
Los Angeles, CA	4	911	18	15.9	281	46%	613
Monterey Peninsula, CA	9	2,021	38	27.1	229	67%	343
Inland Empire, CA	1	240	14	3.1	32	31%	103
Portland, OR	1	220	26	2.4	19	26%	74
San Diego, CA	1	102	49	1.4	20	100%	20
	40	**10,296**	**19**	**$ 187.8**	**$ 2,677**	**74%**	**$ 3,607**
Mid-Atlantic Region							
Metropolitan DC	11	3,480	15	54.0	910	78%	1,168
Baltimore, MD	7	1,538	20	19.0	208	67%	310
Richmond, VA	3	782	18	8.5	120	85%	141
Norfolk, VA	4	846	41	6.6	54	100%	54
Other Mid-Atlantic	1	168	27	1.3	21	100%	21
	26	**6,814**	**20**	**$ 89.3**	**$ 1,313**	**77%**	**$ 1,695**
Northeast Region							
New York, NY	3	1,451	6	52.1	1,015	79%	1,284
Boston, MA	2	655	14	10.3	406	72%	560
	5	**2,106**	**8**	**$ 62.4**	**$ 1,421**	**77%**	**$ 1,844**
Southeast Region							
Tampa, FL	7	2,154	15	19.6	237	86%	276
Orlando, FL	7	1,880	9	15.6	168	70%	239
Nashville, TN	6	1,612	22	13.3	135	70%	192
Other Florida	-	-	-	-	-	0%	81
	20	**5,646**	**15**	**$ 48.5**	**$ 541**	**69%**	**$ 789**
Southwest Region							
Dallas, TX	6	1,377	19	8.6	160	46%	350
Austin, TX	3	883	12	7.5	86	58%	148
	9	**2,260**	**16**	**$ 16.1**	**$ 246**	**49%**	**$ 498**
Unencumbered Total	**100**	**27,122**	**17**	**$ 398.4**	**$ 6,194**	**73%**	-
Portfolio Total	**138**	**39,956**	**17**	**$ 574.3**			**$ 8,454**


2,106 Homes
$1.4B REO
6,814 Homes
$1.3B REO
10,296 Homes
$2.7B REO
2,260 Homes
$246M REO
5,646 Homes
$541M REO

(1) 1Q 2015 annualized.
(2) Defined as undepreciated book values of assets plus development and redevelopment cost to date.

Investor Relations Contact:
Shelby Noble
snoble@udr.com
720.922.6082